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                                                                   EXHIBIT 10.35

Greyrock Business Credit
A NationsBank Company

               Amendment to Loan Documents

Borrower:      Marcam Corporation
Address:       95 Wells Avenue
               Newton, Massachusetts 02159

Date:          December 16, 1996


     THIS AMENDMENT ("Amendment") is entered into as of the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation (formerly Greyrock Capital Group Inc.) ("GBC"), whose address is 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower") with respect to the Loan and Security Agreement between GBC and Borrower, dated August 29, 1995 (as amended, the "Loan Agreement"). (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     The parties agree to amend the Loan Agreement as follows, effective on the date hereof:


     1. Copyright Registration Section 7.1 of the Schedule to the Loan Agreement, which presently reads as follows:

     "7.1 Copyright Registrations. Within 30 days after the date hereof, Borrower shall cause appropriate copyright registrations to be filed with the United States Copyright Office with respect to its Prism software and its rights as licensee to Mapics software, and shall cause Mapics, Inc. to cause appropriate copyright registrations to be filed with the United States Copyright Office with respect to its Mapics software, and Borrower shall provide copies thereof to GBC together with a Security Agreement in Copyrighted Works (in such form as GBC shall specify) with respect thereto, in form suitable for filing in the Copyright Office. Borrower represents and warrants to GBC that said Prism and Mapics software accounted in the aggregate for more than 75% of its Receivables as of June 30, 1995. Within 60 days after the date hereof, Borrower shall cause appropriate copyright registrations to be filed with the United States Copyright Office with respect to the balance of its software, and shall provide copies thereof to GBC together with a Security Agreement in Copyrighted Works in such form as GBC shall specify with respect thereto, in form suitable for filing in the Copyright Office. Until the obligations of the Borrower set forth in this
     Section 7.1 have been satisfied, notwithstanding any provisions in
     Section 1 of this

Greyrock Business Credit                          Amendment to Loan Documents

     Schedule or any other provisions of this Loan Agreement to the contrary, in no event shall the total amount of the outstanding Loans and other Obligations exceed $7,500,000."

is amended to read as follows:

     "7.1 Copyright Registrations. Borrower has filed applications for registration of copyright in Borrower's PRISM software product with the United States Copyright Office (the "Copyright Office") and will cause appropriate applications for registration of copyright in Borrower's Protean software product to be filed with the Copyright Office on or before January 20, 1997. Borrower has previously caused Mapics, Inc. ("Mapics") to file applications for registration of the Mapics software with the Copyright Office. On or before March 1, 1997, Borrower shall deliver to GBC copies of all such copyright registrations and shall execute and deliver (or cause Mapics to execute and deliver) to GBC a Security Agreement in Copyrighted Works with respect thereto, in form and substance which is acceptable to GBC, in its discretion, and suitable for filing with the Copyright Office."

     2. General Provisions. The consents set forth above shall not be deemed to be a consent to any other transfer of Collateral or guaranty, whether or not similar to the foregoing. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                GBC:

MARCAM CORPORATION                       GREYROCK BUSINESS CREDIT,
                                         a Division of
                                         NationsCredit Commercial Corporation

By: /s/ George A. Chamberlain, 3d        By: /s/ Ian Schnider
    -------------------------------          ----------------------------------
    Chief Financial Officer

By: /s/ Diane R. Tormey                  Title: Vice President and Chief
    -------------------------------             -------------------------------
    Secretary or Asst. Secretary                Operating Officer
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